UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

700 ANDERSON HILL ROAD PURCHASE, NY 10577	Your Vote Counts! PEPSICO, INC. 2026 Annual Meeting Vote by May 5, 2026 11:59 PM ET. For shares held in a Plan, vote by May 3, 2026 11:59 PM ET.

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You invested in PEPSICO, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 6, 2026 9:00 a.m., Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/PEP2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors.
Nominees:
1a.	Jennifer Bailey	For
1b.	Cesar Conde	For
1c.	Ian Cook	For
1d.	Edith W. Cooper	For
1e.	Susan M. Diamond	For
1f.	Dina Dublon	For
1g.	Michelle Gass	For
1h.	David W. Gibbs	For
1i.	Ramon L. Laguarta	For
1j.	Dave J. Lewis	For
1k.	Robert C. Pohlad	For
1l.	Daniel Vasella	For
1m.	Alberto Weisser	For
2.	Ratification of appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.	For
3.	Advisory approval of the Company’s executive compensation.	For
4.	Shareholder Proposal - Independent Board Chair.	Against
5.	Shareholder Proposal - Report on Human Rights Oversight.	Against
6.	Shareholder Proposal - Report Evaluating the Treatment of Animals within Supply Chain.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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Your vote makes a difference

Every vote counts.

To express our appreciation for your participation, PepsiCo will donate $1 to No Kid Hungry on behalf of every shareholder account that votes. Every $1 can help provide nutritious meals for children.

Please see our 2026 proxy statement for additional information.

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Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes, you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

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